UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

XBIOTECH INC.
(Exact name of Registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347

(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas (Address of principal executive offices)	78744 (Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of a Named Executive Officer

On April 9, 2018, Michael Stecher, M.D., a Named Executive Officer in the Company’s most recent Proxy filing, stepped down from his position as Medical Director of XBiotech Inc. (“the Company”) effective immediately.

Item 8.01 Other Events.

On April 10, 2018, the Company appointed William Levis, M.D. to serve as the Company’s Interim Medical Director and take on all responsibilities in this capacity until a permanent replacement is in place.

Dr. Levis is Chairman of the Foundation for Global Skin Health Strategies and Consultant to the Laboratory of Investigative Dermatology at Rockefeller University. He has also served as Attending Physician, New York Hansen’s Disease Program, Bellevue Hospital Center, New York, NY and headed the Levis Dermatology private practice in New York City. He has held several positions with the National Cancer Institute including an appointment as Senior Investigator, Dermatology Branch. He also served for a period as the Chief of the department of Dermatology at US Public Health Service in Staten Island. Dr. Levis then went on to serve as Medical Specialist at the New York State Institute for Basic Research in Developmental Disabilities and has held the positions of Adjunct Professor of Dermatology, New York Medical College and Adjunct Professor of Medicine, Cornell University Medical College. Dr. Levis has extensive publications and has presented many lectures at venues around the world. In 2008, he was honored with the prestigious Astellas Award for Public Health. Dr. Levis was also awarded the Meritorious Service Medal, which is the silver star of the U.S. Public Health Service (USPHS). Dr. Levis is a member of the American Society of Clinical Investigation. Dr. Levis is very interested in the research and clinical development of new immunomodulator technologies for the treatment of dermatological conditions.

This Form 8-K and the related press release contain forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “could,” “expects,” “plans,” “contemplate,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “intend” or “continue” or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosures set forth in "Risk Factors" in our SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2018	XBIOTECH INC.

	By:	/s/John Simard
John Simard
Chief Executive Officer and President